Victory Funds
Victory Market Neutral Income Fund

Supplement dated January 27, 2021
to the Prospectus and Summary Prospectus dated November 1, 2020, as supplemented (“Prospectus”)
1.	Effective February 1, 2021 the following replaces in its entirety the section entitled, “Fund Fees and Expenses. ”
Fund Fees and Expenses

The following table describes the fees and expenses that you may pay, directly or indirectly, to invest in the Fund. The annual fund operating expenses for the Fund are based on expenses incurred during the Fund's most recently completed fiscal year.

Shareholder Fees

(paid directly from your investment)

Member Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of purchase or sale price)	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees¹	0.35%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	3.21%
Total Annual Fund Operating Expenses	3.56%
Fee Waiver/Expense Reimbursement²	(3.01)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement²	0.55%

1	Restated to reflect current fees.
²
Victory Capital Management Inc., the Fund’s investment adviser, (“Adviser”) has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses (excluding certain items such as interest, taxes and brokerage commissions) do not exceed 0.55% of the Fund’s Member Class shares through at least October 31, 2021. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund’s Board of Trustees.

Example:

The following example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then sell or continue to hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The amounts shown reflect any fee waiver/expense reimbursement in place through its expiration date. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Member Class	$56	$817	$1,603	$3,667

If you wish to obtain more information, please call the Victory Funds at 800-539-3863.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

Victory Funds
Victory Market Neutral Income Fund

Supplement dated
January 27, 2021

to the Prospectus and Summary Prospectus dated November 1, 2020, as supplemented (“Prospectus”)
1.	Effective February 1, 2021 the following replaces in its entirety the section entitled, “Fund Fees and Expenses. ”
Fund Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available in
Investing with the Victory Funds
on page 14 of the Fund's Prospectus, in
Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries
and from your financial intermediary.

Shareholder Fees

(paid directly from your investment)

	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (load) (as a percentage of the lower of purchase or sale price)	None 1	1.00% 2	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees 3	0.35%	0.35%	0.35%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.32%	1.02%	0.29%
Total Annual Fund Operating Expenses	0.92%	2.37%	0.64%
Fee Waiver/Expense Reimbursement 4	(0.17)%	(0.87)%	(0.24)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement 4	0.75%	1.50%	0.40%

1
A contingent deferred sales charge of 0.75% may be imposed on Class A shares with respect to purchases of $1,000,000 or more that are redeemed within 12 months of purchase. For additional information, see the section entitled
Choosing a Share Class.

2	Applies to shares sold within 12 months of purchase.

3	Restated to reflect current fees.
4
Victory Capital Management Inc., the Fund’s investment adviser, (“Adviser”) has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses (excluding certain items such as interest, taxes and brokerage commissions) do not exceed 0.75%, 1.50% and 0.40% of the Fund’s Class A, Class C and Class I shares, respectively, through at least October 31, 2021. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund’s Board of Trustees.

Example:

The following example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then sell or continue to hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The amounts shown reflect any fee waiver/expense reimbursement in place through its expiration date. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$647	$835	$1,039	$1,627
Class C (If you do not sell your shares at the end of the period)	$153	$656	$1,187	$2,640
Class C (If you sell your shares at the end of the period)	$253	$656	$1,187	$2,640
Class I	$ 41	$181	$ 333	$ 776

If you wish to obtain more information, please call the Victory Funds at 800-539-3863.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

1

Victory Funds

Victory Market Neutral Income Fund
Victory US 500 Enhanced Volatility Wtd Index Fund

Supplement dated January 27, 2021
to the Statement of Additional Information
dated November 1, 2020 (“SAI”)
1.
Effective February 1, 2021 the following replaces the advisory fee information for the Victory Market Neutral Income Fund in the section entitled, “The Advisory Agreement,” found on pages 30 under “INVESTMENT ADVISER AND OTHER SERVICE PROVIDERS” in the SAI.

Fund	Advisory Fee
Victory Market Neutral Income Fund	0.35%

If you wish to obtain more information, please call the Victory Funds at 800-539-3863.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.